                                                                    EXHIBIT 10.2

                     ANGELES PARTICIPATING MORTGAGE TRUST

                           1996 SHARE INCENTIVE PLAN

                               TABLE OF CONTENTS
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ARTICLE I      ESTABLISHMENT.............................................. 5
        1.1    Purpose.................................................... 5

ARTICLE II     DEFINITIONS................................................ 5
        2.1    "Affiliate"................................................ 5
        2.2    "Agreement" or "Award Agreement"........................... 5
        2.3    "Award".................................................... 5
        2.4    "Beneficiary".............................................. 5
        2.5    "Board of Trustees" or "Board"............................. 5
        2.6    "Cause".................................................... 5
        2.7    "Change in Control" and "Change in Control Price".......... 6
        2.8    "Code" or "Internal Revenue Code".......................... 6
        2.9    "Commission"............................................... 6
        2.10   "Committee"................................................ 6
        2.11   "Deferred Shares".......................................... 6
        2.12   "Disability"............................................... 6
        2.13   "Effective Date"........................................... 6
        2.14   "Exchange Act"............................................. 6
        2.15   "Fair Market Value"........................................ 6
        2.16   "Grant Date"............................................... 7
        2.17   "Incentive Option"......................................... 7
        2.18   "Nonqualified Option"...................................... 7
        2.19   "Option"................................................... 7
        2.20   "Option Period"............................................ 7
        2.21   "Option Price"............................................. 7
        2.22   "Participant".............................................. 7
        2.23   "Plan"..................................................... 7
        2.24   "Representative"........................................... 7
        2.25   "Restricted Shares"........................................ 7
        2.26   "Retirement"............................................... 8
        2.27   "Rule 16b-3 and "Rule 16a-1(c)(3)"......................... 8
        2.28   "SAHI Group"............................................... 8
        2.29   "Securities Act"........................................... 8
        2.30   "Share Appreciation Right"................................. 8
        2.31   "Shares"................................................... 8
        2.32   "Termination of Employment"................................ 8
        2.33   "Trust".................................................... 8

ARTICLE III    ADMINISTRATION............................................. 9
        3.1    Committee Structure and Authority.......................... 9

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ARTICLE IV     SHARES SUBJECT TO PLAN.................................... 11
         4.1   Number of Shares.......................................... 11
         4.2   Release of Shares......................................... 11
         4.3   Restrictions on Shares.................................... 11
         4.4   Shareholder Rights........................................ 12
         4.5   Best Efforts To Register.................................. 12
         4.6   Anti-Dilution............................................. 12

ARTICLE V      ELIGIBILITY............................................... 13
         5.1   Eligibility............................................... 13

ARTICLE VI     OPTIONS................................................... 13
         6.1   General................................................... 13
         6.2   Grant and Exercise........................................ 13
         6.3   Terms and Conditions...................................... 14
         6.4   Termination by Reason of Death............................ 16
         6.5   Termination by Reason of Disability....................... 16
         6.6   Other Termination......................................... 16
         6.7   Cashing Out of Option..................................... 16

ARTICLE VII    SHARE APPRECIATION RIGHTS................................. 17
         7.1   General................................................... 17
         7.2   Grant..................................................... 17
         7.3   Terms and Conditions...................................... 17

ARTICLE VIII   RESTRICTED SHARES......................................... 18
         8.1   General................................................... 18
         8.2   Awards and Certificates................................... 18
         8.3   Terms and Conditions...................................... 19

ARTICLE IX     DEFERRED SHARES........................................... 20
         9.1   General................................................... 20
         9.2   Terms and Conditions...................................... 20

ARTICLE X      PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER
               THE PLAN.................................................. 21
        10.1   Limited Transfer During Offering.......................... 21
        10.2   Committee Discretion...................................... 21
        10.3   No Trust Obligation....................................... 21

ARTICLE XI     CHANGE IN CONTROL PROVISIONS.............................. 22
        11.1   Impact of Event........................................... 22
        11.2   Definition of Change in Control........................... 22
        11.3   Change in Control Price................................... 23


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ARTICLE XII    MISCELLANEOUS............................................. 24
       12.1    Amendments and Termination................................ 24
       12.2    Unfunded Status of Plan................................... 24
       12.3    General Provisions........................................ 24
       12.4    Mitigation of Excise Tax.................................. 26
       12.5    Rights with Respect to Continuance of Employment.......... 26
       12.6    Awards in Substitution for Awards Granted
                by Other Corporations.................................... 26
       12.7    Procedure for Adoption.................................... 26
       12.8    Procedure for Withdrawal.................................. 26
       12.9    Delay..................................................... 27
       12.10   Headings.................................................. 27
       12.11   Severability.............................................. 27
       12.12   Successors and Assigns.................................... 27
       12.13   Entire Agreement.......................................... 27

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                                       4

                     ANGELES PARTICIPATING MORTGAGE TRUST
                           1996 SHARE INCENTIVE PLAN
                       ---------------------------------


                                   ARTICLE I
                                   ---------
                                 ESTABLISHMENT
                                 -------------

     1.1     Purpose.
             -------

     The Angeles Participating Mortgage Trust 1996 Share Incentive Plan ("Plan") is hereby established by Angeles Participating Mortgage Trust ("Trust"). The purpose of the Plan is to promote the overall financial objectives of the Trust and its shareholders by motivating those persons selected to participate in the Plan to achieve long-term growth in shareholder equity in the Trust and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan and the grant of awards thereunder is expressly conditioned upon the Plan's approval by the shareholders of the Trust. The Plan is adopted to be effective as of September 26, 1996, subject to the approval of the shareholders of the Trust.


                                  ARTICLE II
                                  ----------
                                  DEFINITIONS
                                  -----------

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1     "Affiliate" means any individual, corporation, partnership,
              ---------
association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Trust) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Trust.

     2.2     "Agreement" or "Award Agreement" means, individually or
              ---------      ---------------
collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

     2.3     "Award" means a Share Option, Share Appreciation Right, Restricted
              -----
Share or Deferred Share.

     2.4     "Beneficiary" means the person, persons, trust or trusts which have
              -----------
been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefit specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means the person or persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     2.5     "Board of Trustees" or "Board" means the Board of Trustees of the
              -----------------      -----
Trust.

     2.6     "Cause" shall mean, for purposes of whether and when a Participant
              -----
has incurred a Termination of Employment for Cause, any act or omission which permits the Trust to terminate the written agreement or arrangement between the Participant and the Trust or an Affiliate for Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean
(a) any act or
failure to act deemed to constitute cause under the Trust's or Affiliate's established practices, policies or guidelines applicable to the Participant or
(b) the Participant's act or omission of gross misconduct with respect to the Trust or an Affiliate in any material respect.

     2.7     "Change in Control" and "Change in Control Price" have the meanings
              -----------------       -----------------------
set forth in Sections 11.2 and 11.3, respectively.

     2.8     "Code" or "Internal Revenue Code" means the Internal Revenue Code
              ----      ---------------------
of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

     2.9     "Commission" means the Securities and Exchange Commission or any
              ----------
successor agency.

     2.10    "Committee" means the person or persons appointed by the Board of
              ---------
Directors to administer this Plan, as further described herein; provided, however, the Committee shall consist of directors who are "disinterested" persons or "non-employee" directors within the meaning of Rule 16b-3 and each of whom is an "outside" director under Section 162(m) of the Code.

     2.11    "Deferred Shares" means an award made pursuant to Article IX.
              ---------------

     2.12    "Disability" means a mental or physical illness that entitles the
              ----------
Participant to receive benefits under the long term disability plan of the Trust or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Trust or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Trust or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.13    "Effective Date" means September 26, 1996, subject to the approval
              --------------
of the shareholders of the Trust.

     2.14    "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended, and the rules and regulations promulgated thereunder.

     2.15    "Fair Market Value" means the fair market value of Shares, Awards
              -----------------
or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value per Share as of any date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which the Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

     2.16    "Grant Date" means the date that as of which an Award is granted
              ----------
pursuant to the Plan.

     2.17    "Incentive Option" means any Option intended to be and designated
              ----------------
as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.18    "Nonqualified Option" means an Option to purchase Shares granted
              -------------------
under this Plan the taxation of which is pursuant to Section 83 of the Code.

     2.19    "Option" means an option granted under Article VI.
              ------

     2.20    "Option Period" means the period during which the Option shall be
              -------------
exercisable in accordance with the Agreement and Article VI.

     2.21    "Option Price" means the price per Share at which the Shares may be
              ------------
purchased under an Option as provided in Section 6.3.

     2.22    "Participant" means a person who satisfies the eligibility
              -----------
conditions of Article V and to whom an Award has been granted by the Committee under this Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3 or the status of the Option as an Incentive Option to the extent intended. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the employee.

     2.23    "Plan" means the Angeles Participating Mortgage Trust 1996 Share
              ----
Incentive Plan, as herein set forth and as may be amended from time to time.

     2.24    "Representative" means (a) the person or entity acting as the
              --------------
executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.25    "Restricted Shares" means an award under Article VIII.
              -----------------

     2.26    "Retirement" means the Participant's Termination of Employment from
              ----------
active employment with the Trust or an Affiliate after attaining either the minimal retirement age or the early retirement age as defined in the principal (as defined by the Committee) tax-qualified plan of the Trust or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, the age 65, or age 55 with the accrual of 10 years of service.

     2.27    "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-
              --------------------------------
1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

     2.28    "SAHI Group" collectively refers to SAHI Partners, a Delaware
              ----------
general partnership, SAHI, Inc., a Delaware corporation, Starwood Mezzanine Investors, L.P., Barry Sternlicht, Madison Grose, Eugene Gorab, Jay Sugarman or any of their respective affiliates.

     2.29    "Securities Act" means the Securities Act of 1933, as amended, and
              --------------
the rules and regulations promulgated thereunder.

     2.30    "Share Appreciation Right" means a right granted under Article VII.
              ------------------------

     2.31    "Shares" means the Class A Shares, $1.00 par value, of beneficial
              ------
interest in the Trust, whether presently or hereafter issued, and any other securities resulting from adjustment thereof as described hereinafter or the securities of any successor to the Trust which is designated for the purpose of the Plan.

     2.32    "Termination of Employment" means the occurrence of any act or
              -------------------------
event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, director, trustee or employee of the Trust or of any Affiliate, or to be an officer, independent contractor, director, trustee or employee of any entity that provides services to the Trust or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Trust or its Affiliates of all businesses owned or operated by the Trust or its Affiliates. With respect to any person who is not an employee with respect to the Trust or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A Termination of Employment shall occur to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Trust or an Affiliate.

     2.33    "Trust" means the Angeles Participating Mortgage Trust, a
              -----
California business trust created by Declaration of Trust, dated April 14, 1988, and recorded in the Official Records of the Recorder's Office of Los Angeles County, California on August 29, 1994, and includes any successor or assignee business trust or trusts or corporation or corporations into which the Trust may be merged, changed or consolidated; any business trust or corporation for whose securities all or substantially all of the securities of the Trust shall be exchanged; and any assignee of or successor to substantially all of the assets of the Trust.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                  ARTICLE III
                                  -----------
                                ADMINISTRATION
                                --------------

     3.1     Committee Structure and Authority.  The Plan shall be administered
             ---------------------------------
by the Committee. Subject to the limitation regarding persons who may serve on the Committee, the Committee shall be the Audit and Compensation Committee of the Board of Trustees, unless such committee does not exist or the Board establishes a committee whose purpose is the administration of this Plan; provided that only those members of the Audit and Compensation Committee of the Board who participate in the decision relative to Awards under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. In the absence of an appointment, the Board or the portion thereof that satisfy the conditions of Rule 16b-3 or Section 162(m) of the Code shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Trust to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a) to select those persons to whom Awards may be granted from time to time;

          (b) to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares and Deferred Shares or any combination thereof are to be granted hereunder;

          (c) to determine the number of Shares to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Award and the Shares relating thereto);

          (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 12.1;

          (f) to determine to what extent and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred;

          (g) to determine under what circumstances an Award may be settled in cash or Shares;

          (h) to provide for the forms of Agreement to be utilized in connection with this Plan;

          (i) to determine whether a Participant has a Disability or a Retirement;

          (j) to determine what securities law requirements are applicable to the Plan, Awards, and the issuance of Shares and to require of a Participant that appropriate action be taken with respect to such requirements;

          (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

          (l) to interpret and make a final determination with respect to the remaining number of Shares available under this Plan;

          (m) to require as a condition of the exercise of an Award or the issuance or transfer of a certificate of Shares, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Trust or any other employer to obtain a deduction or as may be otherwise required by law;

          (n) to determine whether and with what effect an individual has incurred a Termination of Employment;

          (o) to determine whether the Trust or any other person has a right or obligation to purchase Shares from a Participant and, if so, the terms and conditions on which such Shares are to be purchased;

          (p) to determine the restrictions or limitations on the transfer of Shares;

          (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

          (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

          (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

          (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to different Awards.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Trust and Participants. Any determination shall not be subject to de novo review if
                                                         -- ----
challenged in court.


                                  ARTICLE IV
                                  ----------
                            SHARES SUBJECT TO PLAN
                            ----------------------

     4.1  Number of Shares.  Subject to the adjustment under Section 4.6, the
          ----------------
total number of Shares reserved and available for distribution pursuant to Awards under the Plan shall be 377,500 Shares authorized for issuance on the Effective Date. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

     4.2  Release of Shares.   The Committee shall have full authority to
          -----------------
determine the number of Shares available for Award, and in its discretion may include (without limitation) as available for distribution any Shares that have ceased to be subject to an Award, any Shares subject to any Award that are forfeited, any Award that otherwise terminates without issuance of Shares being made to the Participant, or any Shares (whether or not restricted) that are received by the Trust in connection with the exercise of an Award including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any Shares could not again be available for Awards to a particular Participant under any applicable law, such Shares shall be available exclusively for Awards to Participants who are not subject to such limitations.

     4.3  Restrictions on Shares.  Shares issued upon exercise of an Award shall
          ----------------------
be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Trust shall not be required to issue or deliver any certificates for Shares, cash or other property prior to (a) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded), (b) the completion of any registration or qualification of such Shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (c) the satisfaction of any applicable withholding obligation in order for the Trust or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Trust may cause any certificate for any Shares to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable law or otherwise. Fractional Shares shall not be delivered, but shall be rounded to the next lower whole number of Shares.

     4.4  Shareholder Rights.  No person shall have any rights of a shareholder
          ------------------
as to Shares subject to an Award until, after proper exercise of the Award or other action required, such Shares shall have been recorded on the Trust's official shareholder records as having been issued or transferred. Upon exercise of the Award or any portion thereof, the Trust will have a reasonable time in which to issue the Shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued or transferred in the Trust's official shareholder records, except as provided herein or in an Agreement.

     4.5  Best Efforts To Register.  The Trust will register under the
          ------------------------
Securities Act the Shares delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Trust for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Trust for this purpose. The Trust will use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Trust is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all Shares delivered pursuant to any Award. The Trust may delay the foregoing obligation if the Committee determines in its sole discretion that any such registration would adversely affect the Trust's interests, the Trust would incur unreasonable expenses in any such registration or if there is no material benefit to Participants.

     4.6  Anti-Dilution.  In the event of any Share dividend, Share split,
          -------------
combination or exchange of Shares, recapitalization or other change in the capital structure of the Trust, separation or division of the Trust (including, but not limited to, a split-up, spin-off, split-off or distribution to Trust shareholders other than a normal cash dividend), sale by the Trust of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other business trust transaction, Share offering or event involving the Trust and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of Shares available for Awards under the Plan, the number of Shares covered by outstanding Awards, the exercise price per Share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee may deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of Shares with appropriate payment for such fractional Shares as shall reasonably be determined by the Committee; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under
Section 162(m) of the Code, and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.



                                   ARTICLE V
                                   ---------
                                  ELIGIBILITY
                                  -----------

     5.1  Eligibility.  Except as herein provided, the persons who shall be
          -----------
eligible to participate in the Plan and be granted Awards shall be those persons who are officers, directors, trustees, employees, independent contractors or other service providers of the Trust or any Affiliate including, without limitation, the officers, directors, trustees and employees of any other entity which provides services to the Trust or any Affiliate, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Trust and its Affiliates. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person's contributions to the Trust and its Affiliates, the value of the individual's service to the Trust and its Affiliates and such other factors deemed relevant by the Committee. The Committee may designate in writing any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in the Plan (and members of the Committee are expressly excluded from participation to the extent necessary for purposes of Rule 16b-3, Section 162(m) of the Code or any other legal reason).


                                  ARTICLE VI
                                  ----------
                                    OPTIONS
                                    -------

     6.1  General.  The Committee shall have authority to grant Options under
          -------
the Plan at any time or from time to time. Options may be granted alone or in addition to other Awards and may be either Incentive Options or Nonqualified Options. An Option shall entitle the Participant to receive Shares upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price. During any calendar year, Options to purchase no more than 125,833 Shares shall be granted to any Participant.

     6.2  Grant and Exercise.  The grant of an Option shall occur as of the date
          ------------------
the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Trust, a parent corporation of the Trust or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Option. To the extent that any Option is not designated as an Incentive Option or even if so designated does not qualify as an Incentive Option, it shall constitute a Nonqualified Option.

     6.3  Terms and Conditions.  Options shall be subject to such terms and
          --------------------
conditions as shall be determined by the Committee, including the following:

          (a) Option Period.  The Option Period of each Option shall be fixed by
              -------------
     the Committee; provided that no Nonqualified Option shall be exercisable more than fifteen (15) years after the date the Option is granted. In the case of an Incentive Option, the Option Period shall not exceed ten (10) years from the date of grant or five (5) years from the date of grant in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of shares of beneficial interest in the Trust, a corporation which is a parent corporation of the Trust or any subsidiary of the Trust (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Option shall be granted more than ten (10) years from the date the Plan is adopted by the Trust or the date the Plan is approved by the shareholders of the Trust, whichever is earlier.

          (b) Option Price.  The Option Price shall be determined by the
              ------------
     Committee. If such Option is intended to qualify as an Incentive Option, the Option Price shall be not less than the Fair Market Value on the date the Option is granted, or where granted to an individual who owns or who is deemed to own Shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of beneficial interest in the Trust, a corporation which is a parent corporation of the Trust or any subsidiary of the Trust (each as defined in Section 424 of the Code), not less than one hundred ten percent (110%) of such Fair Market Value.

          (c) Exercisability.  Subject to Section 11.1, Options shall be
              --------------
     exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee shall, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of an Incentive Option which is exercisable for the first time during the calendar year shall not exceed $100,000.

          (d) Method of Exercise.  Subject to the provisions of this Article VI,
              ------------------
     a Participant may exercise Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Trust specifying the number of Shares subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Trust may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Shares already owned by the Participant having a Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Trust to retain Shares which would otherwise be issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash by a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by certifying ownership of Shares owned by the Participant to the satisfaction of the Committee for later delivery to the Trust as specified by the Committee; or (vi) by any combination of the foregoing. If payment of the Option Price of a Nonqualified Option is made in whole or in part in the form of Restricted Shares or Deferred Shares, the number of Shares to be received upon such exercise equal to the number of Restricted Shares or Deferred Shares used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Shares or Deferred Shares were subject, unless otherwise determined by the Committee. In the case of an Incentive Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted. No Shares shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if an Option is exercised using Restricted Shares or Deferred Shares, a Participant shall have all of the rights of a shareholder of the Trust holding the Shares (including the right to vote the Shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such Shares and such Shares have been recorded on the Trust's official shareholder records as having been issued or transferred.

          (e) Trust Loan or Guarantee.  Upon the exercise of any Option and
              -----------------------
     subject to the pertinent Agreement and the discretion of the Committee, the Trust may at the request of the Participant:

               (i) lend to the Participant an amount equal to such portion of the Option Price as the Committee may determine; or

               (ii) guarantee a loan obtained by the Participant from a third-
                    party for the purpose of tendering the Option Price.

     The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Trust for an amount to exceed the lesser of the following (i) the aggregate Fair Market Value on the date of exercise of the Shares to be purchased upon exercise of the Option less the aggregate par value of such Shares, or (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

          (f) Non-transferability of Options.  Except as provided herein or in
              ------------------------------
     an Agreement and then only consistent with the intent that the Option be an Incentive Option, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution or by a designation of Beneficiary effective upon the death of the Participant, and all Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer does not result in liability under
     Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Shares on Form S-8 (or a successor form) or the Committee's waiver of such condition.

     6.4  Termination by Reason of Death.  Unless otherwise provided in an
          ------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such death or until the expiration of the Option Period for such Option, whichever period is the shorter.

     6.5  Termination by Reason of Disability.  Unless otherwise provided in an
          -----------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period for such Option, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Option.

     6.6  Other Termination.  Unless otherwise provided in an Agreement or
          -----------------
determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death, Disability or with Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the three (3) month period commencing with the date of such Termination of Employment or until the expiration of the Option Period for such Option, and the Participant's death or Disability at any time following such Retirement or involuntary Termination of Trusteeship shall not affect the foregoing. Unless otherwise provided in an Agreement, if the Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not due to Retirement) or (b) with Cause, the Option shall terminate immediately.

     6.7  Cashing Out of Option.  On receipt of written notice of exercise, the
          ---------------------
Committee may elect to cash out all or part of the portion of any Option by paying the Participant an amount, in cash or Shares, equal to the excess of the Fair Market Value of the Shares that is subject to the Option over the Option Price times the number of shares of Shares subject to the Option on the effective date of such cash out.



                                  ARTICLE VII
                                  -----------
                           SHARE APPRECIATION RIGHTS
                           -------------------------

          7.1  General.  The Committee shall have authority to grant Share
               -------
Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Share Appreciation Right shall entitle the Participant to surrender to the Trust the Share Appreciation Right and to be paid therefor in Shares, cash or a combination thereof as herein provided, the amount described in Section 7.3(b).

     7.2  Grant.  Share Appreciation Rights may be granted in conjunction
          -----
with all or part of any Option granted under the Plan, in which case the exercise of the Share Appreciation Right shall require the cancellation of a corresponding portion of the Option, and the exercise of the Option shall require the cancellation of the corresponding portion of the Share Appreciation Right. In the case of a Nonqualified Option, such rights may be granted either at or after the time of grant of such Option. In the case of an Incentive Option, such rights may be granted only at the time of grant of such Option. A Share Appreciation Right may also be granted on a stand alone basis. The grant of a Share Appreciation Right shall occur as of the date the Committee determines. Each Share Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Share Appreciation Right and which shall be subject to the terms and conditions set forth in the Plan. During any calendar year, Share Appreciation Rights with respect to no more than 125,833 Shares shall be granted to any Participant.

     7.3  Terms and Conditions.  Share Appreciation Rights shall be subject
          --------------------
to such terms and conditions as shall be determined by the Committee, including the following:

          (a) Period and Exercise.  The term of a Share Appreciation Right shall
              -------------------
     be established by the Committee. If granted in conjunction with a Option, the Share Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Options would be exercisable in accordance with the provisions of Article VI. A Share Appreciation Right which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Share Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Trust specifying the portion of the Share Appreciation Right to be exercised.

          (b) Amount.  Upon the exercise of a Share Appreciation Right granted
              ------
     conjunction with an Option, a Participant shall be entitled to receive an amount in cash, Shares or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the following: (i) the excess of the Fair Market Value over the Option Price, multiplied by
     (ii) the number of Shares in respect of which the Share Appreciation Right is exercised. In the case of a Share Appreciation Right granted on a stand alone basis, the Agreement shall specify the value to be used in lieu of the Option Price. The Fair Market Value shall be determined as of the date of exercise of such Share Appreciation Right.

          (c) Special Rules.  In the case of Share Appreciation Rights held by
              -------------
     Participants who are actually or potentially subject to Section 16(b) of the Exchange Act the Committee may require that such Share Appreciation Rights be exercised only in accordance with Rule 16b-3.

          (d) Non-transferability of Share Appreciation Rights.  Share
              ------------------------------------------------
     Appreciation Rights shall be transferable only when and to the extent that a Option would be transferable under the Plan unless otherwise provided in an Agreement.

          (e) Termination.  A Share Appreciation Right shall terminate at such
              -----------
     time as a Option would terminate under the Plan, unless otherwise provided in an Agreement.

          (f) Effect on Shares Under this Plan.  To the extent required by Rule
              --------------------------------
     16b-3, upon the exercise of a Share Appreciation Right, the Option or part thereof to which such Share Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
     Section 4.2 on the number of shares of Common Stock to be issued under this Plan, but only to the extent of the number of Shares covered by the Share Appreciation Right at the time of exercise based on the value of the Share Appreciation Right at such time.

          (g) Incentive Option.  A Share Appreciation Right granted in tandem
              ----------------
     with an Incentive Option shall not be exercisable unless the Fair Market Value of the Shares on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Share Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.


                                  ARTICLE VIII
                                  ------------
                               RESTRICTED SHARES
                               -----------------

     8.1  General.  The Committee shall have authority to grant Restricted
          -------
Shares under the Plan at any time or from time to time. Restricted Shares may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Shares will be awarded, the number of Restricted Shares to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals by the Participant or by the Trust or an Affiliate (including a division or department of the Trust or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Share Awards need not be the same with respect to any Participant.

     8.2  Awards and Certificates.  Notwithstanding the limitations on issuance
          -----------------------
of Shares otherwise provided in the Plan, each Participant receiving an Award of Restricted Shares shall be issued a certificate in respect of such Restricted Shares. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such Shares be held in custody by the Trust until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

     8.3  Terms and Conditions.  Restricted Shares shall be subject to the
          --------------------
following terms and conditions:

          (a) Limitations on Transferability.  The purchase price for Restricted
              ------------------------------
     Shares shall be set by the Committee and may be zero. Subject to the provisions of the Plan and the Agreement, during a period set by the Committee, commencing with the date of such Award (the "Restriction

     Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Shares.

          (b) Rights.  Except as provided in Section 8.3(a), the Participant
              ------
     shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Trust holding the Shares, including the right to vote the Shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the Restricted Shares shall be automatically deferred and reinvested in additional Restricted Shares, and dividends on the Restricted Shares payable in Shares shall be paid in the form of the Restricted Shares on which such dividend was paid.

          (c) Criteria.  Based on service, performance by the Participant or by
              --------
     the Trust or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

          (d) Forfeiture.  Unless otherwise provided in an Agreement or
              ----------
     determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Shares. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all Restricted Shares still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's Restricted Shares.

          (e) Delivery.  If and when the Restriction Period expires without a
              --------
     prior forfeiture of the Restricted Shares subject to such Restriction Period, unlegended certificates for such Shares shall be delivered to the Participant.

          (f) Election.  A Participant may elect to further defer receipt of the
              --------
     Restricted Shares for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.


                                   ARTICLE IX
                                   ----------
                                DEFERRED SHARES
                                ---------------

     9.1  General.  The Committee shall have authority to grant Deferred Shares
          -------
under the Plan at any time or from time to time. Deferred Shares may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Shares will be awarded, the number of Deferred Shares to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Shares will be delivered, and the conditions under which receipt of the Shares will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Shares upon the attainment of specified performance goals by the Participant or by the Trust or an Affiliate, including a division or department of the Trust or an Affiliate for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Shares Awards need not be the same with respect to any Participant.

     9.2  Terms and Conditions.  Deferred Shares Awards shall be subject to the
          --------------------
following terms and conditions:

          (a) Limitations on Transferability.  Subject to the provisions of the
              ------------------------------
     Plan and the Agreement, Deferred Shares Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Shares, cash equal to the Fair Market Value of such Shares or a combination of cash and Shares, to the Participant for the Shares covered by the Deferred Shares Award.

          (b) Rights.  Unless otherwise determined by the Committee and subject
              ------
     to the Plan, cash dividends on the Deferred Shares shall be automatically deferred and reinvested in additional Deferred Shares, and dividends on the Deferred Shares shall be paid in the form of the Deferred Shares on which such dividend was paid.

          (c) Criteria.  Based on service, performance by the Participant or by
              --------
     the Trust or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

          (d) Forfeiture.  Unless otherwise provided in an Agreement or
              ----------
     determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Shares. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the Shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Shares.

          (e) Election.  A Participant may elect to further defer receipt of the
              --------
     Deferred Shares payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at one (1) year prior to completion of the Deferral Period for the Award.


                                   ARTICLE X
                                   ---------
            PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THE PLAN
            -------------------------------------------------------

     10.1 Limited Transfer During Offering.  In the event there is an effective
          --------------------------------
registration statement under the Securities Act pursuant to which Shares shall be offered for sale in an underwritten offering, a

Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of Shares received directly or indirectly pursuant to an exercise of an Award.

     10.2 Committee Discretion.  The Committee may in its sole discretion
          --------------------
include in any Agreement an obligation that the Trust purchase a Participant's Shares received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell Shares to the Trust upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article X shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Trust may upon determination by the Committee assign its right to purchase Shares pursuant to this Article X, whereupon the assignee of such right shall have all the rights, duties and obligations of the Trust with respect to purchase of the Shares.

     10.3 No Trust Obligation.  None of the Trust, an Affiliate or the Committee
          -------------------
shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Shares or an Award, and such holder shall have no right to be advised of any material information regarding the Trust or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Trust's purchase of Shares or an Award from such holder in accordance with the terms hereof.



                                  ARTICLE XI
                                  ----------
                         CHANGE IN CONTROL PROVISIONS
                         ----------------------------

     11.1  Impact of Event.  Notwithstanding any other provision of this
           ---------------
Plan to the contrary, in the event of a Change in Control (as defined in Section 11.2), the Committee shall have full discretion, notwithstanding anything herein or in an Agreement to the contrary, to do any or all of the following with respect to an outstanding Award:

          (a) to provide that the Options and Share Appreciation Rights outstanding as of the date of the Change in Control which are not then exercisable shall become fully exercisable to the full extent of the original grant;

          (b) to provide that the restrictions and deferral limitations applicable to any Restricted Shares, or Deferred Shares shall lapse, and such Restricted Shares, or Deferred Shares or other Award shall become free of all restrictions and become fully vested and transferrable to the full extent of the original grant;

          (c) to cause any Award to be cancelled, provided notice of at least 15 days thereof is provided before the date of cancellation;

          (d) to provide that the securities of another entity be substituted hereunder for the Shares and to make equitable adjustment with respect thereto;

          (e) to grant the Participant the right to elect by giving notice during a set period of time from and after a Change in Control to surrender all or part of a stock-based Award to the Trust and to receive cash in an amount equal to the amount by which the "Change in Control

     Price" (as defined in Section 11.3) per Share on the date of the election exceeds the amount the Participant must pay to exercise the Award per Share (the "Spread") multiplied by the number of Shares granted under the Award; and

          (f) to take any other action the Committee determines to take.

     11.2 Definition of Change in Control.  For purposes of the Plan, a "Change
          -------------------------------
in Control" shall mean the happening of any of the following events:

          (a) (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") (other than the SAHI Group) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding Shares (the "Outstanding Trust Shares") or the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of directors (the "Outstanding Trust Voting Securities") or
     (ii) the approval by the shareholders of the Trust of a reorganization, merger, consolidation, complete liquidation or dissolution of the Trust, the sale or disposition of all or substantially all of the assets of the Trust or similar corporate transaction (in each case referred to in this Section 11.2 as a "Trust Transaction") or, if consummation of such Trust Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided such acquisition of beneficial ownership or such Trust Transaction would result in any Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of the Outstanding Trust Shares or 30% or more of the Outstanding Trust Voting Securities; excluding, however, the following:
     (i) any acquisition by or consummation of a Trust Transaction with the Trust or an Affiliate, or by an employee benefit plan (or related trust) sponsored or maintained by the Trust, (ii) the acquisition by or consummation of a Trust Transaction with any Person who beneficially owned, immediately prior to the Effective Date, directly or indirectly, 30% or more of the Outstanding Shares or Outstanding Trust Voting Securities,
     (iii) an acquisition by or consummation of a Trust Transaction with the SAHI Group, or (iv) any acquisition or Trust Transaction, if more than 70% of the beneficial ownership of the entity resulting from the acquisition or Trust Transaction is held by persons who held more than 70% of the beneficial ownership of the Outstanding Shares or Outstanding Trust Voting Securities before the acquisition or Trust Transaction; or

          (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 11.2(b), that any individual who becomes a member of the Board subsequent to the Effective Date and whose election, or nomination for election by the Trust's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

     11.3 Change in Control Price.  For purposes of the Plan, "Change in Control
          -----------------------
Price" means the higher of (a) the highest reported sales price of a Share in any transaction reported on the principal exchange on which such Shares are listed or on NNM during the 60-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or Transaction, the highest price per Share paid in such tender or exchange offer or a Transaction, except that, in the case of Incentive Options and Share Appreciation Rights relating to Incentive Options, such price shall be based only on the Fair Market Value of the Shares on the date such Incentive Option or Share Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.



                                  ARTICLE XII
                                  -----------
                                 MISCELLANEOUS
                                 -------------

     12.1  Amendments and Termination.  The Board may amend, alter or
           --------------------------
discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Trust or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (c) made to permit the Trust or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Trust's stockholders to the extent such approval is required by law or agreement. The Committee may amend, alter or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as the Board and further subject to any approval or limitations the Board may impose.

     Notwithstanding anything in the Plan to the contrary, if any right under this Plan or an Agreement would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Shares having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     12.2  Unfunded Status of Plan.  It is intended that the Plan be an
           -----------------------
"unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     12.3  General Provisions.
           ------------------

          (a) Representation.  The Committee may require each person purchasing
              --------------
     or receiving Shares pursuant to an Award to represent to and agree with the Trust in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) No Additional Obligation.  Nothing contained in the Plan shall
              ------------------------
     prevent the Trust or an Affiliate from adopting other or additional compensation arrangements for its employees.

          (c) Withholding.  No later than the date as of which an amount first
              -----------
     becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Trust (or other entity identified by the Committee), or make arrangements satisfactory to the Trust or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Trust or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Trust under the Plan shall be conditional on such payment or arrangements, and the Trust and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

          (d) Reinvestment.  The reinvestment of dividends in additional
              ------------
     Deferred or Restricted Shares at the time of any dividend payment shall only be permissible if sufficient Shares are available for such reinvestment (taking into account then outstanding Options and other Awards).

          (e) Representation.  The Committee shall establish such procedures as
              --------------
     it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (f) Controlling Law.  The Plan and all Awards made and actions taken
              ---------------
     thereunder shall be governed by and construed in accordance with the laws of the State of California (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Trust, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (g) Offset.  Any amounts owed to the Trust or an Affiliate by the
              ------
     Participant of whatever nature may be offset by the Trust from the value of any Shares, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no Shares, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Trust and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Trust or an Affiliate.

          (h) Fail-Safe.  With respect to persons subject to Section 16 of the
              ---------
     Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

          (i) Right to Capitalize.  The grant of an Award shall in no way affect
              -------------------
     the right of the Trust to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidation, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     12.4 Mitigation of Excise Tax.  Subject to any agreement between the
          ------------------------
Participant and the Trust, if any payment or right accruing to a Participant under this Plan (without the application of this Section 12.4), either alone or together with other payments or rights accruing to the Participant from the Trust or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 12.4 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.

     12.5 Rights with Respect to Continuance of Employment.  Nothing contained
          ------------------------------------------------
herein shall be deemed to alter the relationship between the Trust or an Affiliate and a Participant, or the contractual relationship between a Participant and the Trust or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Trust or an Affiliate and a Participant. The Trust or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Trust or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Trust or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

     12.6 Awards in Substitution for Awards Granted by Other Corporations.
          ---------------------------------------------------------------
Awards may be granted under this Plan from time to time in substitution for awards in respect of other plans of other entities. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     12.7 Procedure for Adoption.  Any Affiliate of the Trust may by resolution
          ----------------------
of such Affiliate's board of directors or trustees, as the case may be, with the consent of the Board of Trustees and subject to such conditions as may be imposed by the Board of Trustees, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

     12.8 Procedure for Withdrawal.  Any Affiliate which has adopted the Plan
          ------------------------
may, by resolution of the board of directors or trustees, as the case may be, of such Affiliate, with the consent of the Board of Trustees and subject to such conditions as may be imposed by the Board of Trustees, terminate its adoption of the Plan. If the Participant disposes of Shares acquired pursuant to an Incentive Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Trust shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

     12.9 Delay.  If at the time a Participant incurs a Termination of
          -----
Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Share Appreciation Right as provided in the Agreement, whichever is shorter. The Trust shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Trust, an Affiliate or a shareholder of the Trust until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Trust, an Affiliate or a shareholder of the Trust. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

     12.10  Headings.  The headings contained in this Plan are for reference
            --------
purposes only and shall not affect the meaning or interpretation of this Plan.

     12.11  Severability.  If any provision of this Plan shall for any reason be
            ------------
held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     12.12  Successors and Assigns.  This Plan shall inure to the benefit of and
            ----------------------
be binding upon each successor and assign of the Trust. All obligations imposed upon a Participant, and all rights granted to the Trust hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     12.13  Entire Agreement.  This Plan and the Agreement constitute the entire
            ----------------
agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.